MASSMUTUAL PREMIER FUNDS

Supplement dated October 21, 2008 to the

Prospectus dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The MassMutual Premier Money Market Fund (the “Fund”) has applied for participation in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008 at $1.00 per share to the extent that a fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”). Only shareholders of record of a participating fund on September 19, 2008 will be eligible to receive payments under the Program. Shareholders who owned an account in a participating fund on September 19, 2008, but subsequently closed their account, are not eligible to receive payments under the Program. The number of shares of each shareholder of record covered by the Program will be the lesser of: (i) the number of shares held in the shareholder’s account in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date of the Guarantee Event. Any increase in the number of shares held in a shareholder’s account after the close of business on September 19, 2008 will not be covered by the Program. If a Guarantee Event occurs, a fund must liquidate its holdings and comply with certain other requirements to be eligible for payments under the Program.

Unless extended by the Treasury, the Program will expire on December 18, 2008. The Secretary of the Treasury has the option to extend the Program until close of business on September 18, 2009. If the Program is extended, the Fund’s Board of Trustees will consider whether to continue to participate. The Fund paid a premium of 0.01% of its net asset value as of September 19, 2008 to participate in the Program for the initial three-month period. Additional payments may be required to the extent the Program is extended and the Fund participates.

As of the date of this supplement, assets available to the Program to support all participating money market funds are approximately $50 billion; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. More information is available about the program at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-08-04